BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Variable Life Account One

Supplement dated December 15, 2022 to Prospectuses

Dated May 1, 2000 and November 9, 2009

SPVL

This supplement describes a change to the variable life insurance policies listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3017, or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for Policy Owner Services, Transactions and Inquiries for your policy will change. Please use the following new contact information:

Brighthouse Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections, sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

Please refer to your prospectus for contact information for the office that receives other servicing requests, and payments, including but not limited to where to send premium payments and loan repayments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

Supplement to the prospectus for the following variable life insurance policies:

Brighthouse Variable Life Account One

Single Premium Variable Life Insurance (SPVL)	Single Premium Variable Life Insurance CA (SPVL CA)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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